a21, Inc. / SuperStock, Inc.
                             7660 Centurion Parkway
                             Jacksonville, FL 32256


                                February 22, 2005

Cohanzick High Yield Partners, LP
Cohanzick Absolute Return Master Fund, Ltd.
Cohanzick Credit Opportunities Fund, Ltd.
Gabriel Capital, L.P.
c/o Cohanzick Management LLC
450 Park Avenue, Suite 3201
New York, NY  10022

Mr. John L. Steffens
Spring Mountain Capital, L.P.
450 Park Avenue
New York, NY  10022

Gentlemen,

The purpose of this letter is to confirm certain understanding in connection with the refinancing of certain existing obligations of SuperStock, Inc. and a21, Inc.

1. The following Convertible Subordinated Notes issued by SuperStock, Inc. as of February 29, 2004 are being repaid in their entirety as of the date hereof:

      a.    $200,000 to Cohanzick High Yield Partners, LP;
      b.    $100,000 to Cohanzick Absolute Return Master Fund, Ltd.;
      c.    $250,000 to Cohanzick Credit Opportunities Master Fund, Ltd.;
      d.    $450,000 to Gabriel Capital, L.P.; and
      e.    $250,000 to John L. Steffens.

2. The Exchange Agreements dated as of the 29th day of February, 2004 entered into by and among SuperStock, Inc., a21, Inc. and each of Cohanzick High Yield Partners, LP, Cohanzick Absolute Return Master Fund, Ltd., Cohanzick Credit Opportunities Master Fund, Ltd., Gabriel Capital, L.P. and John L. Steffens are terminated as of the date hereof.

3. The following Common Stock Purchase Warrants issued by a21, Inc. as of February 29, 2004 are being assigned to Cohanzick Credit Opportunities Master Fund, Ltd., Gabriel Capital, L.P. and John L. Steffens as of the date hereof:


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      a.    50,000 shares at $0.45 to Cohanzick High Yield Partners, LP;
      b.    25,000 shares at $0.45 to Cohanzick Absolute Return Master Fund,
            Ltd.;
      c.    50,000 shares at $0.90 to Cohanzick High Yield Partners, LP;
      d.    25,000 shares at $0.90 to Cohanzick Absolute Return Master Fund,
            Ltd.;
      e.    50,000 shares at $1.35 to Cohanzick High Yield Partners, LP; and
      f.    25,000 shares at $1.35 to Cohanzick Absolute Return Master Fund,
            Ltd.

Thereafter, all of the Common Stock Purchase Warrants issued by a21, Inc. and held by Cohanzick Credit Opportunities Master Fund, Ltd., Gabriel Capital, L.P. and John L. Steffens shall be amended and restated to be in the form (including denominations, exercise price, etc.) attached hereto as collective Exhibit A.

Please acknowledge your agreement with all of the foregoing by signing this letter where indicated below and returning a copy to me.

                                       Very truly yours,

                                       /s/ Thomas Butta
                                       ----------------------------------------
                                       Thomas Butta
                                       President, a21, Inc.
                                       Chief Executive Officer, SuperStock, Inc.

Agreed and Accepted:

Cohanzick High Yield Partners, LP      Gabriel Capital, L.P.

/s/ David K. Solomon                   /s/ David K. Solomon
---------------------------------      ---------------------------------
Name:    David K. Solomon              Name: David K. Solomon
Title:   Authorized Agent              Title:   Authorized Agent


Cohanzick Absolute Return
Master Fund, Ltd.

/s/ David K. Solomon                   /s/ John L. Steffens
---------------------------------      ----------------------------------
Name:    David K. Solomon              John L. Steffens
Title:   Authorized Agent


Cohanzick Credit Opportunities
Master Fund, Ltd.

/s/ David K. Solomon
-----------------------------------
Name:  David K. Solomon
Title: Authorized Agent


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                                    Exhibit A

Common Stock Purchase Warrants held by Cohanzick Credit Opportunities Master Fund, Ltd., Gabriel Capital, L.P. and John L. Steffens.


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